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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 31, 1998

                          GALVESTON'S STEAKHOUSE CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                                000-23739                                94-3248672
(State of  Incorporation)                 (Commission File Number)              (IRS Employer Identification No.)

                          151 East Allesandro Boulevard
                           Riverside, California 92508
               (Address of principal executive offices) (Zip Code)

                                 (909) 789-7606
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Item 5.           Other Events.

                  On August 31, 1998, Galveston's Steakhouse Corp, a Delaware corporation (the "Registrant"), and Tri-Core Steakhouse, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant (the "Merger Sub"), on the one hand, and Paragon Steakhouse Restaurant, Inc., a Delaware corporation ("Paragon"), and Kyotaru Co., Ltd., a Japanese corporation and the sole stockholder of Paragon ("Kyotaru"), on the other hand, entered into a Merger Agreement (the "Merger Agreement"), pursuant to which the Merger Sub will merge with and into Paragon such that Paragon will become a wholly-owned subsidiary of the Registrant (the "Merger"). Pursuant to the terms of the Merger Agreement, the Registrant shall acquire from Kyotaru all the issued and outstanding common stock of Paragon. The Merger Agreement is not effective or binding upon the parties until such date Kyotaru receives approvals from its Japanese trustees and other Japanese third parties and governmental authorities. The effectiveness of the Merger Agreement is also contingent upon Paragon entering into a letter agreement, which is mutually acceptable to the parties, with a United States investment banking institution amending a loan agreement between the investment banking institution and Paragon. In addition, the parties' consummation of the Merger is subject to the satisfaction or waiver by the parties of certain conditions.

                  On September 1, 1998, the Registrant issued a press release announcing, among other things, the execution of the Merger Agreement (the "Press Release"). The Registrant, through the Press Release, also announced that it is contemplating changing its name following the consummation of the Merger to "Group Steakhouse Corp." The Registrant's ticker symbol on The Nasdaq Stock Market would not change.

                  The Merger Agreement and the Press Release are filed as exhibits hereto and are incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)  Exhibits.

   2.1 Merger Agreement dated March 31, 1998, by and among Galveston's Steakhouse Corp. and Tri-Core Steakhouse, Inc., on the one hand, and Paragon Steakhouse Restaurants, Inc. and Kyotaru Co., Ltd., on the other hand.

  99.1  Press Release dated September 1, 1998.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 14, 1998

                               GALVESTON'S STEAKHOUSE CORP.

                               By: /s/ Hiram J. Woo
                                  ---------------------------------------------
                                   Name: Hiram J. Woo
                                   Title: President and Chief Financial Officer

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                                  EXHIBIT INDEX

   Exhibit
   Number                             Description
   -------                            -----------
     2.1 Merger Agreement dated March 31, 1998, by and among Galveston's Steakhouse Corp. and Tri-Core Steakhouse, Inc., on the one hand, and Paragon Steakhouse Restaurants, Inc. and Kyotaru Co., Ltd., on the other hand.

    99.1     Press Release dated September 1, 1998.

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